SCHEDULE 14A
(Rule
14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☑    Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Joint Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
PIMCO Dynamic Income Strategy Fund (“PDX”)
PIMCO Strategic Income Fund, Inc. (“RCS”)
PIMCO Global StocksPLUS & Income Fund (“PGP”)
PIMCO High Income Fund (“PHK”)
PIMCO Dynamic Income Fund (“PDI”)
PIMCO Income Strategy Fund (“PFL”)
PIMCO Income Strategy Fund II (“PFN”)
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 27, 2025
PIMCO DYNAMIC INCOME STRATEGY FUND (“PDX”)
PIMCO STRATEGIC INCOME FUND, INC. (“RCS”)
PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)
PIMCO HIGH INCOME FUND (“PHK”)
PIMCO DYNAMIC INCOME FUND (“PDI”)
PIMCO INCOME STRATEGY FUND (“PFL”)
PIMCO INCOME STRATEGY FUND II (“PFN”)
650 Newport Center Drive
Newport Beach, California 92660
To the Shareholders of PDX, RCS, PGP, PHK, PDI, PFL and PFN (each, a “Fund” and, collectively, the “Funds”):
Notice is hereby given that a Joint Annual Meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on Friday, June 27, 2025, at 8:00 A.M., Pacific Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:
1

1.	To elect Trustees/Directors 2 of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
If you are planning to attend the Meeting
in-person,
please call
1-866-796-7180
in advance.
The Board of Trustees of each Fund has fixed the close of business on April 28, 2025 as the record date for the determination of shareholders entitled to

1	The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019.
2	Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of RCS, as well as a Trustee or Trustees of PDX, PGP, PFL, PFN, PHK and PDI, as applicable.

receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund,

Ryan G. Leshaw
Secretary and Chief Legal Officer
Newport Beach, California
May 15, 2025
It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO DYNAMIC INCOME STRATEGY FUND (“PDX”)
PIMCO STRATEGIC INCOME FUND, INC. (“RCS”)
PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)
PIMCO HIGH INCOME FUND (“PHK”)
PIMCO DYNAMIC INCOME FUND (“PDI”)
PIMCO INCOME STRATEGY FUND (“PFL”)
PIMCO INCOME STRATEGY FUND II (“PFN”)
650 Newport Center Drive
Newport Beach, California 92660
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2025
This Proxy Statement and the Annual Reports to Shareholders for the fiscal year ended June 30, 2024 for the Funds are also available at
pimco.com/closedendfunds.

PROXY STATEMENT
May 15, 2025

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 27, 2025
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees/Directors
3
(each, a “Board”) of the shareholders of each of PDX, RCS, PGP, PHK, PDI, PFL and PFN (each, a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of each Fund and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to the Annual Meeting of Shareholders of each Fund, as dictated by the context. The Meeting will be held at the offices of Pacific Investment Management Company LLC

3	Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of RCS, as well as a Trustee or Trustees of PDX, PGP, PFL, PFN, PHK and PDI, as applicable.

(“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on Friday, June 27, 2025, at 8:00 A.M., Pacific Time. The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019.
The Notice of Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about May 22, 2025.
The Meeting is scheduled as a joint meeting of the holders of all shares of the Funds, which consist of holders of common shares of each Fund (the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Meeting. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.
The Board of each Fund has fixed the close of business on April 28, 2025 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of common shares (“Common Shares” or “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

Outstanding Common Shares
PDX	44,706,949
RCS	46,653,668.98
PGP	11,544,115.26
PHK	171,491,790.10
PDI	378,522,206.70
PFL	44,850,514.04
PFN	93,356,454.48
The class of Shares listed for each Fund in the table above is the only class of Shares currently issued by that Fund.

The following table sets forth the number of record holders of each class of shares of the Funds on the Record Date:

Fund	Title of Class	Number of Record Holders
PDX	Co m mon	78
RCS	Common	343
PGP	Common	71
PHK	Common	173
PDI	Common	135
PFL	Common	88
PFN	Common	101
Each proposal to be brought before the Meeting is summarized in the table below:
PDX:
The Shareholders of PDX, voting as a single class, have the right to vote on the election of Deborah A. DeCotis and David Flattum and the re-election
of Alan Rappaport and E. Grace Vandecruze as Trustees of PDX.
RCS:
The Shareholders of RCS, voting as a single class, have the right to vote on the election of David Flattum and the re-election
of Libby D. Cantrill and Sarah E. Cogan as Directors of RCS.
PGP:
The Shareholders of PGP, voting as a single class, have the right to vote on the election of Deborah A. DeCotis and David Flattum and the re-election
of Libby D. Cantrill and E. Grace Vandecruze as Trustees of PGP.
PHK:
The Shareholders of PHK, voting as a single class, have the right to vote on the election of David Flattum and the re-election
of Kathleen A. McCartney and Alan Rappaport as Trustees of PHK.
PDI:
The Shareholders of PDI, voting as a single class, have the right to vote on the election of David Flattum and the re-election
of Kathleen A. McCartney and Alan Rappaport as Trustees of PDI.

PFL:
The Shareholders of PFL, voting as a single class, have the right to vote on the election of David Flattum and Alan Rappaport and the re-election
of Deborah A. DeCotis as Trustees of PFL.
PFN:
The Shareholders of PFN, voting as a single class, have the right to vote on the election of Sarah E. Cogan, David Flattum and Alan Rappaport and the
re-election
of Deborah A. DeCotis as Trustees of PFN.
Summary

Proposal	Common Shareholders
Election/Re-Election of Trustees
PDX
Independent Trustees/Nominees*
Election of Deborah A. DeCotis**	✓
Re-election of Alan Rappaport	✓
Re-election of E. Grace Vandecruze	✓
Interested Trustee/Nominee***
Election of David Flattum	✓
RCS
Independent Director/Nominee*
Re-election of Sarah E. Cogan	✓
Interested Directors/Nominees***
Re-election of Libby D. Cantrill	✓
Election of David Flattum	✓
PGP
Independent Trustees/Nominees*
Election of Deborah A. DeCotis****	✓
Re-election of E. Grace Vandecruze	✓
Interested Trustees/Nominees***
Re-election of Libby D. Cantrill	✓
Election of David Flattum	✓
PHK
Independent Trustees/Nominees*
Re-election of Kathleen A. McCartney	✓
Re-election of Alan Rappaport	✓
Interested Trustee/Nominee***
Election of David Flattum	✓

Proposal	Common Shareholders
PDI
Independent Trustees/Nominees*
Re-election of Kathleen A. McCartney	✓
Re-election of Alan Rappaport	✓
Interested Trustee/Nominee***
Election of David Flattum	✓
PFL
Independent Trustees/Nominees*
Re-election of Deborah A. DeCotis	✓
Election of Alan Rappaport	✓
Interested Trustee/Nominee***
Election of David Flattum	✓
PFN
Independent Trustees/Nominees*
Re-election of Deborah A. DeCotis	✓
Election of Sarah E. Cogan	✓
Election of Alan Rappaport	✓
Interested Trustee/Nominee***
Election of David Flattum	✓

*
“Independent Trustees” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund.

**	Ms. DeCotis, who is currently a Class II Trustee elected by the Shareholders of PDX, is being nominated for election as a Class III Trustee to be elected by the Shareholders, voting as a single class.
***
Ms. Cantrill and Mr. Flattum are “interested persons” of each Fund, as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), due to their affiliation with PIMCO and its affiliates. They do not receive compensation from the Funds for their services as Trustees.

****	Ms. DeCotis, who is currently a Class III Trustee elected by the Shareholders of PGP, is being nominated for election as a Class II Trustee to be elected by the Shareholders, voting as a single class.
You may vote by mail by returning a properly executed proxy card, by internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election or re-election
of Trustees listed in the attached Notice, your proxy will be voted in favor of the election or re-election,
as applicable, of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund at 650 Newport Center Drive, Newport Beach, CA 92660, (ii) by properly executing and timely submitting a later-dated proxy vote to the Funds, or (iii) by attending the Meeting and voting in person. If you are planning to attend the Meeting in-person,
please call
1-866-796-7180
in advance. You may also call this phone number for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. Please note that any shareholder wishing to attend the Meeting in-person
is required to comply with any health regulations adopted by federal, state and local governments and/or by PIMCO. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.
The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of each Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.
The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail,
e-mail
and personal interviews. Any
out-of-pocket
expenses incurred in connection with the solicitation will be borne by PIMCO.
Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and share the same surname. Additional copies of the Proxy Statement, as well as copies of a Fund’s annual report to shareholders and most recent semi-annual report to shareholders succeeding the annual report, will be delivered promptly upon request, without charge. Requests may be sent to the Secretary of the Funds c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, or by calling
1-866-796-7180
on any business day.

As of the Record Date, the Trustees, nominees and the officers of each Fund as a group and individually beneficially owned less
than one percent (1%) of each Fund’s outstanding Shares. As of the Record Date, to the knowledge of the Funds, other than as set forth below, no person beneficially owned more than five percent (5%) of the outstanding shares of a Fund:

Name/Address of Owner of Record*	Fund	Percentage of Ownership of Fund
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PIMCO Dynamic Income Fund	24.16%

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PIMCO Dynamic Income Fund	5.60%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PIMCO Dynamic Income Fund	14.44%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PIMCO Dynamic Income Fund	21.90%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PIMCO Dynamic Income Fund	5.43%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PIMCO Dynamic Income Strategy Fund	10.10%

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PIMCO Dynamic Income Strategy Fund	6.38%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PIMCO Dynamic Income Strategy Fund	10.06%

Name/Address of Owner of Record*	Fund	Percentage of Ownership of Fund

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PIMCO Dynamic Income Strategy Fund	18.49%

RBC CAPITAL MARKETS, LLC 3 WORLD FINANCIAL CENTER, 8TH FLOOR NEW YORK, NY 10281	PIMCO Dynamic Income Strategy Fund	5.28%

STIFEL, NICOLAUS & COMPANY, INCORPORATED 501 N Broadway St Louis, MO 63102	PIMCO Dynamic Income Strategy Fund	5.16%

TD PRIME SERVICES LLC ONE VANDERBILT AVENUE 11TH FLOOR NEW YORK, NY 10017	PIMCO Dynamic Income Strategy Fund	12.30%

UBS FINANCIAL 499 WASHINGTON BLVD 9TH F JERSEY CITY, NJ 07310-2055	PIMCO Dynamic Income Strategy Fund	6.29%

WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103-2523	PIMCO Dynamic Income Strategy Fund	6.20%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PIMCO Global StocksPLUS ® & Income Fund	31.42%

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PIMCO Global StocksPLUS ® & Income Fund	5.07%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PL AZA 2 JERSEY CITY, NJ 07311	PIMCO Global StocksPLUS ® & Income Fund	7.39%

Name/Address of Owner of Record*	Fund	Percentage of Ownership of Fund

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PIMCO Global StocksPLUS ® & Income Fund	24.40%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PIMCO High Income Fund	29.11%

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PIMCO High Income Fund	6.51%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PIMCO High Income Fund	7.26%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PIMCO High Income Fund	21.53%

AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 2723 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS, MN 55474	PIMCO Income Strategy Fund II	5.94%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PIMCO Income Strategy Fund II	25.00%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PIMCO Income Strategy Fund II	7.27%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PIMCO Income Strategy Fund II	20.10%

Name/Address of Owner of Record*	Fund	Percentage of Ownership of Fund

AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 2723 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS, MN 55474	PIMCO Income Strategy Fund	9.13%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PIMCO Income Strategy Fund	23.35%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PIMCO Income Strategy Fund	6.82%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PIMCO Income Strategy Fund	18.05%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PIMCO Income Strategy Fund	5.72%

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PIMCO Strategic Income Fund, Inc.	29.03%

LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	PIMCO Strategic Income Fund, Inc.	6.19%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PIMCO Strategic Income Fund, Inc.	9.44%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PIMCO Strategic Income Fund, Inc.	19.88%

Name/Address of Owner of Record*	Fund	Percentage of Ownership of Fund

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PIMCO Strategic Income Fund, Inc.	11.55%
* A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a Fund. As of the Record Date, the Funds did not know of any person or entity who “controlled” the Funds.
PROPOSAL: ELECTION OF TRUSTEES
In accordance with PDX’s, PGP’s, PHK’s, PDI’s, PFL’s and PFN’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration”) and RCS’s Articles of Incorporation, as amended (the “Articles”), the Trustees have been divided into the following three classes (each, a “Class”): Class I, Class II and Class III. The expiration dates of the classes are described below, and each Trustee will remain in office until the end of his or her term and when his or her successor is elected and qualified. The Governance and Nominating Committee and the Board of each applicable Fund have recommended the nominees listed herein for election or re-election,
as applicable, as Trustees by the Shareholders of the applicable Funds.
PDX.
With respect to PDX, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2025-2026 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2025 through June 30, 2026); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027). Currently, Alan Rappaport and E. Grace Vandecruze are Class III Trustees and Deborah A. DeCotis and David Flattum are Class II Trustees. Ms. DeCotis was previously elected as a Class II Trustee by the Shareholders and was redesignated by the Board as a Class III Trustee, to be elected by the Shareholders. The Governance and Nominating Committee has recommended to the Board that Mr. Flattum be nominated for election by Shareholders as a Class II Trustee, that Ms. DeCotis be nominated for election by Shareholders as a Class III Trustee, and that Mr. Rappaport and Ms. Vandecruze each be nominated for re-election
by Shareholders as Class III Trustees. This is the first annual meeting of Shareholders of PDX following Mr. Flattum’s appointment to the Board and is therefore the first time Mr. Flattum has been nominated for election by Shareholders as a Trustee of PDX. Consistent with the Fund’s Declaration, if elected or re-elected,
the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Flattum will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027), and, if elected or re-elected
at the Meeting, Mses. DeCotis and Vandecruze and Mr. Rappaport will serve terms consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2027-2028 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2027 through June 30, 2028).
RCS.
 With respect to RCS, the term of office of the Class I Directors will expire at the Meeting; the term of office of the Class II Directors will expire at the annual meeting of Shareholders held during the 2025-2026 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2025 through June 30, 2026); and the term of office of the Class III Directors will expire at the annual meeting of Shareholders held during the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027). Currently, Libby D. Cantrill and Sarah E. Cogan are Class I Directors and David Flattum is a Class III Director. The Governance and Nominating Committee has recommended to the Board that Mr. Flattum be nominated for election by Shareholders as a Class III Director, and that Mses. Cantrill and Cogan each be nominated for re-election
by Shareholders as Class I Directors. This is the first annual meeting of Shareholders of RCS following Mr. Flattum’s appointment to the Board and is therefore the first time Mr. Flattum has been nominated for election by Shareholders as a Director of RCS. Consistent with the Fund’s Articles, if elected or re-elected,
the nominees shall hold office for terms coinciding with the Class of Directors to which they have been designated. Therefore, if elected at the Meeting, Mr. Flattum will serve a term consistent with the Class III Directors, which will expire at the Funds’ annual meeting of Shareholders for the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027), and, if re-elected
at the Meeting, Mses. Cantrill and Cogan will serve terms consistent with the Class I Directors, which will expire at the Fund’s annual meeting of Shareholders for the 2027-2028 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2027 through June 30, 2028).
PGP.
 With respect to PGP, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2025-2026 fiscal year (
i.e.
,

the annual meeting held during the fiscal year running from July 1, 2025 through June 30, 2026); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027). Currently, David Flattum is a Class I Trustee, Libby D. Cantrill and E. Grace Vandecruze are Class II Trustees and Deborah A. DeCotis is a Class III Trustee. Ms. DeCotis was previously elected as a Class III Trustee by the Shareholders and was redesignated by the Board as a Class II Trustee, to be elected by the Shareholders. The Governance and Nominating Committee has recommended to the Board that Mr. Flattum be nominated for election by Shareholders as a Class I Trustee, and that Ms. DeCotis be nominated for election and Mses. Cantrill and Vandecruze each be nominated for re-election
by Shareholders as Class II Trustees. This is the first annual meeting of Shareholders of PGP following Mr. Flattum’s appointment to the Board and is therefore the first time Mr. Flattum has been nominated for election by Shareholders as a Trustee of PGP. Consistent with the Fund’s Declaration, if elected or re-elected,
as applicable, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Flattum will serve a term consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027), and, if elected or re-elected,
as applicable, Mses. Cantrill, DeCotis and Vandecruze will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2027-2028 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2027 through June 30, 2028).
PHK.
 With respect to PHK, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2025-2026 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2025 through June 30, 2026); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027). Currently, Kathleen A. McCartney and Alan Rappaport are Class I Trustees and David Flattum is a Class II Trustee. The Governance and Nominating Committee has recommended to the Board that Mr. Flattum be nominated for election by Shareholders as a Class II Trustee, and that Mr. Rappaport and Ms. McCartney each be nominated for re-election
by Shareholders as Class I Trustees. This is the first annual meeting of Shareholders of PHK following Mr. Flattum’s appointment to the Board and is therefore the first time Mr. Flattum has been nominated for election by Shareholders as a

Trustee of PHK. Consistent with the Fund’s Declaration, if elected or re-elected,
as applicable, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Flattum will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2025-2026 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2025 through June 30, 2026), and, if re-elected
at the Meeting, Ms. McCartney and Mr. Rappaport will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2027-2028 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2027 through June 30, 2028).
PDI.
 With respect to PDI, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2025-2026 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2025 through June 30, 2026); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027). Currently, David Flattum is a Class II Trustee and Kathleen A. McCartney and Alan Rappaport are Class I Trustees. The Governance and Nominating Committee has recommended to the Board that Mr. Flattum be nominated for election by Shareholders as a Class II Trustee, and that Ms. McCartney and Mr. Rappaport each be nominated for re-election
by Shareholders as Class I Trustees. This is the first annual meeting of Shareholders of PDI following Mr. Flattum’s appointment to the Board and is therefore the first time Mr. Flattum has been nominated for election by Shareholders as a Trustee of PDI. Consistent with the Fund’s Declaration, if elected or re-elected,
as applicable, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Flattum will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2025-2026 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2025 through June 30, 2026), and, if re-elected
at the Meeting, Ms. McCartney and Mr. Rappaport will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2027-2028 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2027 through June 30, 2028).
PFL.
 With respect to PFL, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2025-2026 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2025 through

June 30, 2026); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027). Currently, Alan Rappaport is a Class II Trustee and Deborah A. DeCotis and David Flattum are Class III Trustees. The Governance and Nominating Committee has recommended to the Board that Mr. Rappaport be nominated for election by Shareholders as a Class II Trustee, that Ms. DeCotis be nominated for re-election
by Shareholders as a Class III Trustee and that Mr. Flattum be nominated for election by Shareholders as a Class III Trustee. This is the first annual meeting of Shareholders of PFL following Mr. Flattum’s appointment to the Board and is therefore the first time Mr. Flattum has been nominated for election by Shareholders as a Trustee of PFL. Consistent with the Fund’s Declaration, if elected or re-elected,
as applicable, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Rappaport will serve a term consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027), and, if elected or re-elected
at the Meeting, Ms. DeCotis and Mr. Flattum will serve terms consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2027-2028 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2027 through June 30, 2028).
PFN.
 With respect to PFN, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2025-2026 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2025 through June 30, 2026); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders held during the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027). Currently, David Flattum and Alan Rappaport are Class I Trustees and Sarah E. Cogan and Deborah A. DeCotis are Class II Trustees. The Governance and Nominating Committee has recommended to the Board that Messrs. Flattum and Rappaport each be nominated for election by Shareholders as Class I Trustees, that Ms. Cogan be nominated for election by Shareholders as a Class II Trustee, and that Ms. DeCotis be nominated for re-election
by Shareholders as a Class II Trustee. This is the first annual meeting of Shareholders of PFN following Mr. Flattum’s appointment to the Board and is therefore the first time Mr. Flattum has been nominated for election by Shareholders as a Trustee of PFN. Consistent with the Fund’s Declaration, if elected or re-elected,
the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the

Meeting, Messrs. Flattum and Rappaport will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2026-2027 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2026 through June 30, 2027) and, if elected or re-elected
at the Meeting, Mses. Cogan and DeCotis will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2027-2028 fiscal year (
i.e.
, the annual meeting held during the fiscal year running from July 1, 2027 through June 30, 2028).
All members of the Board of each of PDX, PGP, PFL, PFN, PHK and PDI are and will remain, if elected or re-elected,
as applicable, “Continuing Trustees,” as such term is defined in the Declaration of the applicable Fund, having either served as Trustee since the inception of the Fund or for thirty-six
months, or having been nominated by at least a majority of the Continuing Trustees then members of the Board. Pursuant to the Declaration of each of PDX, PGP, PFL, PFN, PHK and PDI, certain corporate actions and/or transactions involving the Fund outside of the ordinary course of business (including, among others, mergers, consolidations, significant dispositions of Fund assets, any shareholder proposals as to specific investment decisions and the conversion of the Fund to an open-end
fund) would require the approval of 75% of the Fund’s outstanding shares, unless approved by both a majority of the Board of Trustees and 75% of the Continuing Trustees (in which case shareholders have only the voting rights required by the 1940 Act with respect to such transaction or corporate action, if any).
All members of the Board of RCS are and will remain, if elected or re-elected,
as applicable, “Continuing Directors,” as such term is defined in the Articles, having either served as Director for a period of at least twelve months or having been a successor to a Continuing Director and been recommended to succeed a Continuing Director by a majority of the Continuing Directors then members of the Board.
At any annual meeting of Shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the term (or any remaining term) of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election or re-election
at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if elected or re-elected,
as applicable:

Trustee/Director/Nominee	Class	Expiration of Term if Elected/Re-Elected*
PDX
David Flattum**	Class II	Annual Meeting held during the 2026-2027 fiscal year
Alan Rappaport	Class III	Annual Meeting held during the 2027-2028 fiscal year
Deborah A. DeCotis	Class III	Annual Meeting held during the 2027-2028 fiscal year
E. Grace Vandecruze	Class III	Annual Meeting held during the 2027-2028 fiscal year
RCS
Sarah E. Cogan	Class I	Annual Meeting held during the 2027-2028 fiscal year
Libby D. Cantrill**	Class I	Annual Meeting held during the 2027-2028 fiscal year
David Flattum**	Class III	Annual Meeting held during the 2026-2027 fiscal year
PGP
David Flattum**	Class I	Annual Meeting held during the 2026-2027 fiscal year
Libby D. Cantrill**	Class II	Annual Meeting held during the 2027-2028 fiscal year
Deborah A. DeCotis	Class II	Annual Meeting held during the 2027-2028 fiscal year
E. Grace Vandecruze	Class II	Annual Meeting held during the 2027-2028 fiscal year
PHK
Alan Rappaport	Class I	Annual Meeting held during the 2027-2028 fiscal year
Kathleen A. McCartney	Class I	Annual Meeting held during the 2027-2028 fiscal year
David Flattum**	Class II	Annual Meeting held during the 2025-2026 fiscal year
PDI
Kathleen A. McCartney	Class I	Annual Meeting held during the 2027-2028 fiscal year
Alan Rappaport	Class I	Annual Meeting held during the 2027-2028 fiscal year

Trustee/Director/Nominee	Class	Expiration of Term if Elected/Re-Elected*
David Flattum**	Class II	Annual Meeting held during the 2025-2026 fiscal year
PFL
Alan Rappaport	Class II	Annual Meeting held during the 2026-2027 fiscal year
Deborah A. DeCotis	Class III	Annual Meeting held during the 2027-2028 fiscal year
David Flattum**	Class III	Annual Meeting held during the 2027-2028 fiscal year
PFN
David Flattum**	Class I	Annual Meeting held during the 2026-2027 fiscal year
Alan Rappaport	Class I	Annual Meeting held during the 2026-2027 fiscal year
Deborah A. DeCotis	Class II	Annual Meeting held during the 2027-2028 fiscal year
Sarah E. Cogan	Class II	Annual Meeting held during the 2027-2028 fiscal year

*
A Trustee elected or
re-elected
at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualifies, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

**	Each of Ms. Cantrill and Mr. Flattum is an Interested Trustee/Nominee.
Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of a Fund and, thus, promotes the continuity of management and limits the ability of other entities or persons to acquire control of a Fund by delaying the replacement of a majority of the Board.
Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected or re-elected,
as applicable, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to save a vacancy).
Trustees and Officers
The business of each Fund is managed under the direction of each Fund’s Board. Subject to the provisions of each Fund’s Declaration or Articles, its

Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.
Board Leadership Structure
 — The Board of each Fund consists of seven Trustees, five of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees”), which represents approximately 71% of the Trustees that are Independent Trustees.
An Independent Trustee serves as Chair of the Board and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board, acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
The Board of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.
The Board of each Fund has established five standing Committees to facilitate the Trustees’ oversight of the management of the Funds: the Audit Oversight Committee, the Governance and Nominating Committee, the Valuation Oversight Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee (other than the Performance Committee) consists of only the Independent Trustees. The Performance Committee consists of all of the Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.
The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees (with the exception of the Performance Committee), is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day
management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds in the Fund Complex (as defined below) overseen by Board members, the variety of asset classes those funds include, the assets of each Fund and the other funds in the Fund Complex and the management and other service arrangements of each Fund and such other funds. The Board also believes that its structure, including the presence of two Trustees who are or have been executives with the Manager or Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.
Risk Oversight
 — Each of the Funds has retained the Manager to provide investment advisory services and administrative services. Accordingly, the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Funds’ other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with each Fund’s activities. The Board oversees the performance of these functions by the Manager and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed
basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized to the Manager the importance of maintaining vigorous risk-management programs and procedures with respect to the Funds.
In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
The Trustees/Nominees and officers of the Funds, their year of birth, the positions they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).
Information Regarding Trustees and Nominees.
The following table provides information concerning the Trustees/Nominees of the Funds as of May 1, 2025.

Name, Address, Year of Birth and Class (1)	Position(s) Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Deborah A. DeCotis 1952 PDX Currently Class II, if elected as nominated, Class III RCS-Class III PGP-Currently Class III, if elected as nominated, Class II PHK-Class III PDI-Class III PFL-Class III, currently nominated for re-election PFN-Class II, currently nominated for re-election	Chair of the Board, Trustee, Nominee	RCS-Since 2011 PGP-Since 2011 PHK-Since 2011 PDI-Since 2012 PFL-Since 2011 PFN-Since 2011 PDX-Since 2019 Chair–Since 2019	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Name, Address, Year of Birth and Class (1)	Position(s) Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past 5 Years	Nu mbe r of Portfolios in Fund Complex (3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Sarah E. Cogan 1956 PDX-Class I RCS-Class I, currently nominated for re-election PGP-Class III PHK-Class II PDI-Class III PFL-Class I PFN-Class II, currently nominated for election	Trustee, Nominee	Since 2019	Retired Partner, Simpson Thacher & Bartlett LLP (law firm)(1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Name, Address, Year of Birth and Class (1)	Position(s) Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Kathleen A. McCartney 1955 PDX-Class II RCS-Class II PGP-Class I PHK-Class I, currently nominated for re-election PDI-Class I, currently nominated for re-election PFL-Class I PFN-Class III	Trustee, Nominee	Since 2022	Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023). Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national non-profit
			organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).	30	None.

Name, Address, Year of Birth and Class (1)	Position(s) Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Alan Rappaport 1953 PDX-Class III, currently nominated for re-election RCS-Class III PGP-Class III PHK-Class I, currently nominated for re-election PDI-Class I, currently nominated for re-election PFL-Class II, currently nominated for election PFN-Class I, currently nominated for election	Trustee, Nominee	RCS-Since 2010 PGP-Since 2010 PHK-Since 2010 PDI-Since 2012 PFL-Since 2014 PFN-Since 2012 PDX-Since 2019	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-2023).

Name, Address, Year of Birth and Class (1)	Position(s) Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
E. Grace Vandecruze 1963 PDX-Class III, currently nominated for re-election RCS-Class II PGP-Class II, currently nominated for re-election PHK-Class II PDI-Class II PFL-Class II PFN-Class III	Trustee, Nominee	Since 2021	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; Director, Blackstone Private Equity Strategies Fund L.P. (since 2023); and Director, Blackstone Infrastructure Strategies Fund, L.P. (since 2024). Formerly, Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (2021-2023); Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial	30	None.

Name, Address, Year of Birth and Class (1)	Position(s) Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
			Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).

Libby D. Cantrill (4) 1977 650 Newport Center Drive, Newport Beach, CA 92660 PDX - Class I RCS-Class I, currently nominated for re-election PGP-Class II, currently nominated for re-election PHK-Class III PDI-Class III PFL-Class II PFN-Class III	Trustee, Nominee	Since 2023	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); and Investment Banking Analyst, Morgan Stanley (2000-2003).	30	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present).

Name, Address, Year of Birth and Class (1)	Position(s) Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
David Flattum (4)(5) 1964 650 Newport Center Drive, Newport Beach, CA 92660 PDX-Class II, currently nominated for election RCS-Class III, currently nominated for election PGP-Class I, currently nominated for election PHK-Class II, currently nominated for election PDI-Class II, currently nominated for election PFL-Class III, currently nominated for election PFN-Class I, currently nominated for -election	Trustee, Nominee	Since December 2024	Consultant, PIMCO (2023-present); Global General Counsel, PIMCO (2006-2023); General Counsel and Chief Operating Officer, Allianz Asset Management of America (2001-2006).	30	None.

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(2)
Under each Fund’s Declaration or Articles, as applicable, a Trustee serves until his or her death, retirement, removal, disqualification, resignation or replacement. In accordance with each Fund’s Declaration or Articles, as applicable, the Shareholders of a Fund elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of such Fund’s Shareholders.

(3)
The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.

(4)	Each of Ms. Cantrill and Mr. Flattum is an Interested Trustee of each Fund due to her/his affiliation with PIMCO and its affiliates.
(5)	Mr. Flattum was appointed as a Trustee of each Fund effective December 1, 2024.
The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Funds.

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Nominee in the Family of Investment Companies*, **
Independent Trustees/Nominees
Deborah A. DeCotis	PDI: $10,001 - $50,000	$10,001 - $50,000
Sarah E. Cogan	PDI: $10,001 - $50,000 PHK: $10,001 - $50,000 PFN: $10,001 - $50,000	Over $100,000
E. Grace Vandecruze	PFL: Over $100,000 RCS: $10,001 - $50,000	Over $100,000
Kathleen A. McCartney	None	Over $100,000
Alan Rappaport	PDI: $50,001 - $100,000 PDX: $10,001 - $50,000 PFL: $10,001 - $50,000	Over $100,000

Interested Trustees/Nominees
Libby D. Cantrill	None	None
David Flattum***	None	None

*	Securities are valued as of the Record Date.
**
The term “Family of Investment Companies” as used herein includes the Funds and the following registered investment companies: PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Opportunities Fund, PCM Fund, Inc., PIMCO Flexible Credit Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, and each series of PIMCO Managed Accounts Trust.

***	Mr. Flattum was appointed as a Trustee of each Fund effective December 1, 2024.
To the knowledge of the Funds, as of the Record Date, Trustees and nominees who are Independent Trustees or Independent Nominees did not knowingly own beneficially securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.
Compensation.
Each of the Independent Trustees serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Access Income Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS
®
& Income Fund, PIMCO Dynamic Income Strategy Fund, PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc., each a closed-end
fund for which the Manager serves as investment manager (together with the Funds, the “PIMCO
Closed-End
Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed-end
investment management company that is operated as an “interval fund” for which the Manager serves as investment manager (the “PIMCO

Interval Funds”) and PIMCO Managed Accounts Trust (“PMAT”), an
open-end
investment management company with multiple series for which the Manager serves as investment adviser and administrator (together with the PIMCO
Closed-End
Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”).
Each Independent Trustee receives annual compensation of $275,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chair of the Boards receives an additional $100,000 per year, payable quarterly; the Audit Oversight Committee Chair receives an additional $35,000 annually, payable quarterly; the Performance Committee Chair receives an additional $15,000 annually, payable quarterly; the Valuation Oversight Committee Chair receives an additional $10,000 annually, payable quarterly; and the Contracts Committee Chair receives an additional $30,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.
Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among PMAT, the PIMCO Interval Funds and the PIMCO
Closed-End
Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.
The Funds have no employees. The Funds’ officers and Interested Trustees (Ms. Cantrill and Mr. Flattum) are compensated by the Manager or its affiliates, as applicable.
The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex (see below).
The following table sets forth information regarding the compensation received by the Independent Trustees and nominees for the fiscal year ended June 30, 2024. For the calendar year ended December 31, 2024, the Independent Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

Name of Trustee/ Nominees	Aggregate Compensation from PDX for the Fiscal Year Ended June 30, 2024	Aggregate Compensation from RCS for the Fiscal Year Ended June 30, 2024	Aggregate Compensation from PGP for the Fiscal Year Ended June 30, 2024	Aggregate Compensation from PFL for the Fiscal Year Ended June 30, 2024
Independent Trustee/Nominee
Sarah E. Cogan	$12,463	$2,553	$1,071	$4,236
Deborah A. DeCotis	$15,060	$3,081	$1,293	$5,108
Joseph B. Kittredge, Jr (1)	$12,777	$2,620	$1,099	$4,347
Kathleen A. McCartney	$11,278	$2,311	$970	$3,835
Alan Rappaport	$11,820	$2,421	$1,016	$4,016
E. Grace Vandecruze	$11,706	$2,399	$1,007	$3,981
Interested Trustee/Nominee
Libby D. Cantrill (2)	N/A	N/A	N/A	N/A
David N. Fisher (2)	N/A	N/A	N/A	N/A
David Flattum (2)(3)	N/A	N/A	N/A	N/A

Name of Trustee/ Nominees	Aggregate Compensation from PFN for the Fiscal Year Ended June 30, 2024	Aggregate Compensation from PHK for the Fiscal Year Ended June 30, 2024	A ggreg ate Compensation from PDI for the Fiscal Year Ended June 30, 2024	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2024
Independent Trustee/Nominee
Sarah E. Cogan	$8,271	$9,408	$63,121	$305,000
Deborah A. DeCotis	$9,974	$11,352	$76,221	$375,000
Joseph B. Kittredge, Jr. (1)	$8,488	$9,652	$64,736	$155,000
Kathleen A. McCartney	$7,488	$8,516	$57,129	$275,000
Alan Rappaport	$7,842	$8,921	$59,891	$290,000
E. Grace Vandecruze	$7,774	$8,840	$59,302	$302,500
Interested Trustee/Nominee
Libby D. Cantrill (2)	N/A	N/A	N/A	N/A
David N. Fisher (2)	N/A	N/A	N/A	N/A
David Flattum (2)(3)	N/A	N/A	N/A	N/A

(1)
Mr. Kittredge retired from the Board of the Funds as of June 30, 2024 and the Funds and Fund Complex paid Mr. Kittredge for his service as an Independent Trustee through that date. In connection with his retirement, Mr. Kittredge entered into an agreement pursuant to which he was engaged as a consultant to the Board on an as-requested
basis for the
one-year
period beginning July 1, 2024. Pursuant to the consulting

agreement, Mr. Kittredge was paid the equivalent of one year of his prior Independent Trustee compensation from the Fund Complex of $310,000.
(2)
Each of Ms. Cantrill and Mr. Flattum is an Interested Trustee of each Fund and does not receive compensation from the Funds for their service as Trustee. Mr. Fisher retired from the Board of the Funds as of December 1, 2024. Mr. Fisher was an Interested Trustee of each Fund and did not receive compensation from the Funds for his service as a Trustee.

(3)	Mr. Flattum was appointed as a Trustee of each Fund effective December 1, 2024.
Trustee and Nominee Qualifications
 — The Board has determined that each nominee is qualified to serve as a Trustee based on several factors (none of which alone is decisive). Each nominee is knowledgeable about the Funds’ business and service provider arrangements in part because he or she serves as trustee or director to a number of other investment companies advised by PIMCO and/or its affiliates with similar arrangements to that of the Funds, has had significant experience in the investment management and/or financial services industries, or has other experience deemed qualifying by the Board. Among the factors the Board considers when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each Trustee and/or nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee and/or nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual nominees as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Libby D. Cantrill
 — Ms. Cantrill has substantial experience in the investment management industry. Ms. Cantrill has 18 years of investment experience and is the Head of Public Policy and is a managing director in PIMCO’s portfolio management group. In her role, she analyzes policy and political risk for the firm’s Investment Committee and leads U.S. policymaker engagement and policy strategy for the firm. She also works closely with PIMCO’s Global Advisory Board and has served as a rotating member of the firm’s Executive Committee. Ms. Cantrill is a Chartered Financial Analyst charterholder.
Sarah E. Cogan
— Ms. Cogan has substantial legal experience in the investment management industry, having served as a partner at a large international law firm in the corporate department for over 25 years and as former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of certain PIMCO-Managed Funds and as counsel to other independent trustees, investment companies and asset management firms.
Deborah A. DeCotis
 — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.
David Flattum
— Mr. Flattum joined PIMCO as Global General Counsel in 2006. Previously, he was General Counsel and Chief Operating Officer of Allianz Asset Management of America and a partner at the law firm of Latham & Watkins, specializing in mergers and acquisitions. He has served in numerous leadership capacities, including as Chair of PIMCO’s Audit, Risk, Conflicts, and Pricing Committees and as Chief Legal Officer for the PIMCO Funds. He retired from his role as Global General Counsel of PIMCO at the end of 2023 and has continued to stay engaged with PIMCO as a consultant.
Kathleen A. McCartney
— Ms. McCartney has substantial board experience, having served on a number of nonprofit boards, as trustee of Tufts University, director of the American Council on Education, director of the Consortium on Financing Higher Education, founding board member of edX, and director of the Bellwether Education Partners board. She also has substantial senior executive experience as the President Emerita and former President of Smith College and director of Five Colleges, Inc.
Alan Rappaport
 — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.

E. Grace Vandecruze
— Ms. Vandecruze has substantial senior executive experience in the financial services industry. She is Founder and Managing Director of Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006). She has extensive board experience and experience in oversight of investment management and insurance company functions through her experience as a Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021), a Director of The Doctors Company, a medical malpractice insurance company (since 2020) and a Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021). She also serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.”
Committees of the Board of Trustees.
Audit Oversight Committee.
 The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), currently consisting of Mr. Rappaport and Mses. Cogan, DeCotis, McCartney and Vandecruze, each of whom is an Independent Trustee. Ms. Vandecruze serves as the current Chair of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit
services proposed to be performed by those auditors on behalf of each Fund and approves non-audit
services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.
The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through December 19, 2024, is attached to this Proxy Statement as
Exhibit A
. A report of the Audit Oversight Committee of each Fund, dated August 15, 2024, is attached to this Proxy Statement as
Exhibit C
.

Governance and Nominating Committee.
 The Board of each Fund has established a Governance and Nominating Committee composed solely of Independent Trustees, currently consisting of Mr. Rappaport and Mses. Cogan, DeCotis, McCartney and Vandecruze. Ms. DeCotis serves as the current Chair of each Fund’s Governance and Nominating Committee. The primary purposes and responsibilities of each Fund’s Governance and Nominating Committee are: (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees.
The responsibilities of each Fund’s Governance and Nominating Committee include considering and making recommendations to the Fund’s Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Board, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Board, the Board’s committees and their composition; and (4) Board and committee meeting procedures. Each Fund’s Governance and Nominating Committee will also periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by a Fund to the Independent Trustees for their services on the Board and any committees on the Board.
The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected.
The Governance and Nominating Committee of each Fund has adopted a charter, which is attached to this Proxy Statement as
Exhibit B
.
Each member of each Fund’s Governance and Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.
Qualifications, Evaluation and Identification of Trustees/Nominees.
 The Governance and Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Governance and Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) the Fund’s shareholders and (v) any other source the Committee deems to be appropriate. The Governance and Nominating Committee of each Fund may, but is not required to, retain a third-party search firm at a Fund’s expense to identify potential candidates.
Consideration of Candidates Recommended by Shareholders.
 The Governance and Nominating Committee of each Fund will review and consider nominees recommended by shareholders to serve as Trustees, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored
Closed-End
Funds”, which are set forth as Appendix B to the Funds’ Governance and Nominating Committee Charter, attached to this Proxy Statement as
Exhibit B
. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the relevant Fund, to the attention of such Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Governance and Nominating Committee Charter for each Fund, which is attached to this Proxy Statement as
Exhibit B
for details.
The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.
Diversity.
 The Governance and Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. The Board has adopted a diversity policy and, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (
e.g.
, investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Oversight Committee.
 The Board of each Fund has established a Valuation Oversight Committee currently consisting of Mr. Rappaport and Mses. Cogan, DeCotis, McCartney and Vandecruze. Ms. Vandecruze serves as the current Chair of each Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets. The Valuation Oversight Committee of each Fund reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews reports and assessments provided by the Manager pursuant to the Fund’s valuation procedures and the Manager’s pricing policy. With respect to the fair valuation of portfolio securities for which market quotations are not readily available, the Manager has been designated as “Valuation Designee” for each Fund in accordance with Rule
2a-5
under the 1940 Act. Each Fund’s Valuation Oversight Committee reports to the Board periodically as to the Committee’s activities and oversight of the Manager’s administration of the Fund’s valuation procedures and the Valuation Designee’s carrying out of its responsibilities under Rule
2a-5.
Contracts Committee.
 The Board of each Fund has established a Contracts Committee, currently consisting of Mr. Rappaport and Mses. Cogan, DeCotis, McCartney and Vandecruze. Ms. Cogan serves as the current Chair of each Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Funds’ investment adviser(s) and any sub-adviser(s),
administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of each Fund’s contractual arrangements for investment advisory, sub-advisory,
administrative and distribution services, as applicable. The Contracts Committee also may review and evaluate the terms of other contracts or amendments thereto with the Funds’ other major service providers at the Board’s request.
Performance Committee.
The Board of each Fund has established a Performance Committee, currently consisting of Messrs. Rappaport and Flattum and Mses. Cantrill, Cogan, DeCotis, McCartney and Vandecruze. Mr. Rappaport serves as the current Chair of each Fund’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Manager.
Meetings.
 With respect to PDX, during the fiscal year ended June 30, 2024, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session four times, the Valuation

Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for PDX that were held during the fiscal period ended June 30, 2024.
With respect to RCS, during the fiscal year ended June 30, 2024, the Board of Directors held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Director attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Director served for RCS that were held during the fiscal year ended June 30, 2024.
With respect to PGP, during the fiscal year ended June 30, 2024, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for PGP that were held during the fiscal year ended June 30, 2024.
With respect to PHK, during the fiscal year ended June 30, 2024, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for PHK that were held during the fiscal year ended June 30, 2024.
With respect to PDI, during the fiscal year ended June 30, 2024, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Governance and

Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for PDI that were held during the fiscal year ended June 30, 2024.
With respect to PFL, during the fiscal year ended June 30, 2024, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for PFL that were held during the fiscal year ended June 30, 2024.
With respect to PFN, during the fiscal year ended June 30, 2024, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times and the Performance Committee met in separate session five times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on and during which such Trustee served for PFN that were held during the fiscal year ended June 30, 2024.
The Trustees generally do not attend shareholder meetings.
Shareholder Communications with the Board of Trustees.
 The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Fund Administration, Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The Secretary of each Fund or her designee is responsible for reviewing properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund or (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but they shall apply to any shareholder proposal submitted pursuant to Rule
14a-8
under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.
Section
 16(a) Reports
.
 Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act and the rules thereunder require each Fund’s trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (“SEC”) and the NYSE. Based solely on a review of the forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, each Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of a Fund has complied with all applicable filing requirements during each Fund’s most recently concluded fiscal year.
Required Vote.
The election of Ms. DeCotis and Mr. Flattum and the
re-election
of Mr. Rappaport and Ms. Vandecruze to the Board of Trustees of PDX will require the affirmative vote of a plurality of the votes of the Shareholders of the Fund cast in the election and re-election
of Trustees at the Meeting, in person or by proxy. The election of Mr. Flattum and the re-election
of Mses. Cogan and Cantrill to the Board of Directors of RCS will require the affirmative vote of a plurality of the votes of the Shareholders of the Fund cast in the election and re-election
of Directors at the Meeting, in person or by proxy. The election of Ms. DeCotis and Mr. Flattum and the re-election
of Mses. Cantrill and Vandecruze to the Board of Trustees of PGP will require the affirmative vote of a plurality of the votes of the Shareholders of the Fund cast in the election and
re-election
of Trustees at the Meeting, in person or by proxy. The election of Mr. Flattum and the re-election
of Mr. Rappaport and Ms. McCartney to the Board of Trustees of PHK will require the affirmative vote of a plurality of the votes of the Shareholders of the Fund cast in the election and re-election
of Trustees at the Meeting, in person or by proxy. The election of Mr. Flattum and the re-election
of Ms. McCartney and Mr. Rappaport to the Board of Trustees of PDI will require the affirmative vote of a plurality of the votes of the Shareholders of the Fund cast in the election and re-election
of Trustees at the Meeting, in person or by proxy. The election of Messrs. Flattum and Rappaport and the re-election
of Ms. DeCotis to the Board of Trustees of PFL will require the affirmative vote of a plurality of the votes of the Shareholders of the Fund cast in the election and re-election
of Trustees at the Meeting, in person or by proxy. The election of Ms. Cogan and Messrs. Flattum and Rappaport and the
re-election
of Ms. DeCotis to the Board of Trustees of PFN will require the affirmative vote of a plurality of the votes of the Shareholders of the Fund cast in the election and re-election
of Trustees at the Meeting, in person or by proxy.
The requirement for “the affirmative vote of a plurality of the votes... cast” means, assuming that a quorum is present, that the nominee who receives the largest number of votes of the applicable Shares cast in person or by proxy at the Meeting (even if he or she receives less than a majority) will be elected or re-elected,
as applicable, as a Trustee.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AND THE ELECTION OF ALL THE NOMINEES
ADDITIONAL INFORMATION
Executive and Other Officers of the Funds.
 The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of PDX, PGP, PFL, PFN, PHK and PDI hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers of RCS shall be elected or appointed by the Board of Directors each year at its first meeting held after the annual meeting of Shareholders, or at any other time. Officers and employees of the Funds who are principals, officers, members or employees of the Manager are not compensated by the Funds.

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua D. Ratner 1 1976	President	Since 2024	Executive Vice President and Head of Americas Operations – Client, Legal and Funds; Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keisha Audain-Pressley 1 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Ryan G. Leshaw 2 1980	Chief Legal Officer and Secretary	Chief Legal Officer — Since 2019 Secretary — Since 2024	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow 2 1970	Senior Vice President	Since 2019	Managing Director and
Co-Chief
Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Douglas B. Burrill 1 1980	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan 2 1982	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Alyssa M. Creighton 2 1974	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran 2 1977	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT.

Michele N. Ellis 2 1975	Vice President	Since 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Kenneth W. Lee 2 1972	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason 3 1980	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Colleen P. McLaughlin 3 1983	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and PIMCO Flexible Real Estate Income Fund.

Shiv Narain 2 1981	Vice President	Since 2024	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber 2 1973	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth 2 1979	Vice President	Since 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh 2 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brandon T. Evans 2 1982	Deputy Treasurer	Since 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown 3 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Laine E. Pacetti 2 1989	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern 1 1979	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu 2 1983	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Timothy A. Bekkers 2 1987	Assistant Secretary	Since 2024	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Sonia E. Bui 2 1989	Assistant Secretary	Since March 2025	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jaime Dinan 1 1988	Assistant Secretary	Since 2024	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

1	The business address of these officers is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
2	The business address of these officers is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
3	The business address of these officers is c/o Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.
Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.
Investment Manager.
 The Manager serves as the investment manager of the Funds. Subject to the supervision of the Board of each Fund, the Manager is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. The Manager is located at 650 Newport Center Drive, Newport Beach, CA, 92660. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm.
The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending June 30, 2024. PwC served as the independent registered public accounting firm of each Fund for the fiscal year ended June 30, 2023 and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106. None of the Funds know of any direct financial or material indirect financial interest of PwC in the Funds. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via
telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.
Pre-approval
Policies and Procedures.
 Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval
of audit and permitted
non-audit
services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves
proposed audit and permitted
non-audit
services to be performed by the independent registered public accounting firm on behalf of the Fund.
In addition, each Fund’s Audit Oversight Committee
pre-approves
at least annually any permitted
non-audit
services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve
all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Service Affiliates for such services.
Each Fund’s Audit Oversight Committee may also from time to time pre-approve
individual
non-audit
services to be provided to the Fund or a Service Affiliate that were not pre-approved
as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve
these individual
non-audit
services, provided that the fee for such services does not exceed a pre-determined
dollar threshold. Any such
pre-approval
by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The
pre-approval
policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve
permitted
non-audit
services provided to the Funds or their Service Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).
Audit Fees.
 Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years as reflected below, the Audit Fees billed by PwC to the Fund or to PIMCO with respect to the Fund are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PDX	June 30, 2024	$135,876
	June 30, 2023	$103,692
RCS	June 30, 2024	$78,199
	June 30, 2023	$58,920
PGP	June 30, 2024	$69,649
	June 30, 2023	$50,792
PHK	June 30, 2024	$94,630
	June 30, 2023	$68,829
PDI	June 30, 2024	$154,593
	June 30, 2023	$116,622
PFL	June 30, 2024	$84,199
	June 30, 2023	$58,290
PFN	June 30, 2024	$94,630
	June 30, 2023	$68,829
Audit-Related Fees.
 Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports, comfort letters and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the previously outstanding preferred shares for the Funds), if applicable. The table below shows, for each Fund’s last two fiscal years as reflected below, the Audit-Related Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Service Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
PDX	June 30, 2024	$0
	June 30, 2023	$0
RCS	June 30, 2024	$0
	June 30, 2023	$0
PGP	June 30, 2024	$0
	June 30, 2023	$0
PHK	June 30, 2024	$59,380
	June 30, 2023	$67,611
PDI	June 30, 2024	$45,000
	June 30, 2023	$275,000
PFL	June 30, 2024	$59,380
	June 30, 2023	$296,211
PFN	June 30, 2024	$59,380
	June 30, 2023	$296,211
Tax Fees.
 Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, re gulate
d investment company qualification reviews and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years as reflected below, the aggregate Tax Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Service Affiliates for tax-related
services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Tax Fees
PDX	June 30, 2024	$0
	June 30, 2023	$0
RCS	June 30, 2024	$0
	June 30, 2023	$0
PGP	June 30, 2024	$0
	June 30, 2023	$0
PHK	June 30, 2024	$0
	June 30, 2023	$0
PDI	June 30, 2024	$0
	June 30, 2023	$0
PFL	June 30, 2024	$0
	June 30, 2023	$0
PFN	June 30, 2024	$0
	June 30, 2023	$0

All Other Fees.
 All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Service Affiliates.
During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.
Aggregate
Non-Audit
Fees.
 The aggregate
non-audit
fees billed by PwC, during each Fund’s last two fiscal years as reflected below, for services rendered to each Fund and the Fund’s Service A ffilia
tes are shown in the table below.

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees†
PDX	June 30, 2024	$0	$12,040,579	$12,040,579
	June 30, 2023	$0	$37,330,351	$37,330,351
RCS	June 30, 2024	$0	$12,040,579	$12,040,579
	June 30, 2023	$0	$37,330,351	$37,330,351
PGP	June 30, 2024	$0	$12,040,579	$12,040,579
	June 30, 2023	$0	$37,330,351	$37,330,351
PHK	June 30, 2024	$59,380	$12,040,579	$12,099,959
	June 30, 2023	$67,661	$37,330,351	$37,398,012
PDI	June 30, 2024	$45,000	$12,040,579	$12,085,579
	June 30, 2023	$275,000	$37,330,351	$37,605,851
PFL	June 30, 2024	$59,380	$12,040,579	$12,099,959
	June 30, 2023	$296,211	$37,330,351	$37,626,562
PFN	June 30, 2024	$59,380	$12,040,579	$12,099,959
	June 30, 2023	$296,211	$37,330,351	$37,626,562

†	Includes the sum of the Aggregate Non-Audit Fees for Fund and the Non-Audit Fees for Service Affiliates as noted in the columns to the left.
The table below shows a breakdown of the fees billed by PwC to each Fund, or to PIMCO with respect to each Fund, for the most recently completed fiscal year attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

	PDX (Fiscal Year Ended June 30, 2024)	RCS (Fiscal Year Ended June 30, 2024)	PGP (Fiscal Year Ended June 30, 2024)	PHK (Fiscal Year Ended June 30, 2024)	PDI (Fiscal Year Ended June 30, 2024)	PFL (Fiscal Year Ended June 30, 2024)	PFN (Fiscal Year Ended June 30, 2024)
Audit Fees	$135,876	$78,199	$69,649	$94,630	$154,593	$84,199	$94,630
Audit-Related Fees	$0	$0	$0	$59,380	$45,000	$59,380	$59,380

	PDX (Fiscal Year Ended June 30, 2024)	RCS (Fiscal Year Ended June 30, 2024)	PGP (Fiscal Year Ended June 30, 2024)	PHK (Fiscal Year Ended June 30, 2024)	PDI (Fiscal Year Ended June 30, 2024)	PFL (Fiscal Year Ended June 30, 2024)	PFN (Fiscal Year Ended June 30, 2024)
Tax Compliance/Tax Return Preparation Fees	$0	$0	$0	$0	$0	$0	$0
All Other Fees	$0	$0	$0	$0	$0	$0	$0
Percentage of Total Fees attributable to All Other Fees	0%	0%	0%	0%	0%	0%	0%
Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit
services to the Fund’s Service Affiliates that were not
pre-approved
by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.
Other Business.
 As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.
Quorum, Adjournments, Meeting Logistics and Methods of Tabulation.
A quorum for each of PGP, PFL, PFN, PHK and PDI at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting. A quorum for PDX at the Meeting will consist of the presence in person or by proxy of thirty percent and one-third
(33 1/3%) of the total Shares of the Fund entitled to vote at such Meeting. For RCS, the presence at the Meeting, in person or by proxy, of Shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum. If the quorum required for a Proposal has not been met, the persons named as proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require, with respect to PDX, PGP, PFL, PFN, PHK and PDI, the affirmative vote of a majority of the votes cast upon the question for the relevant Fund, and, with respect to RCS, the affirmative vote of a majority of the Shares of RCS entitled to vote thereon and present in person or represented by proxy at the session of the Meeting to be adjourned. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Funds. Any proposal properly brought before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes
in order to avoid the need for solicitation of additional votes in favor of the proposal.
Votes cast by proxy or in person at the Meeting will be counted by persons appointed by PDX, PGP, PFL, PFN, PHK and PDI as tellers and by RCS as inspectors (collectively, the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers/Inspectors will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes”
(
i.e.
, shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes
will not be counted towards the achievement of a plurality of votes cast for a nominee and will have no effect on the outcome of the proposal. In the case of a contested election, abstentions and non-votes
may require a nominee to receive a higher percentage of the votes cast in order to achieve a plurality of the votes cast but will not be counted as votes against such nominee’s election.
PIMCO is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from any health or travel concerns, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person
meeting, subject to any restrictions imposed by applicable law. If the Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at pimco.com/closedendfunds, and encourage you to check this website prior to the Meeting if you plan to attend. Please note that any shareholder wishing to attend the Meeting
in-person
is required to comply with any health regulations adopted by federal, state and local governments and/or by PIMCO.
Reports to Shareholders.
 Below is the date on or about which the Annual Report to Shareholders for the most recently completed fiscal year of each Fund was mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
PDX	September 4, 2024
RCS/PGP/PDI/PFL/PFN/PHK	September 6, 2024
Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling
1-(844)-337-4626,
by visiting the Funds’ website at pimco.com/closedendfunds or by writing to the Funds at 1633 Broadway, New York, New York 10019.
Shareholder Proposals for
the Annual Meeting held during the 2025-
2026 Fiscal Year.
 It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in June 2026. Proposals of Shareholders intended to be presented at that annual meeting of each Fund must be received by each Fund no later than January 22, 2026 for inclusion in each Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for each Fund intended to be presented at the annual meeting held during the 2025-2026 fiscal year (
i.e
., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by each Fund, in good order and complying with all applicable legal requirements and requirements set forth in each Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by each Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which each Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of each Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10 th
business day following the

date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the June 27 anniversary of this year’s meeting, such proposals must be received no earlier than March 23, 2026 and no later than April 7, 2026 for each Fund. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.
PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE APPLICABLE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
May 15, 2025

Exhibit A to Proxy Statement
PIMCO Sponsored
Closed-End
Funds
Audit Oversight Committee Charter
(Adopted as of January 14, 2004,
as amended through December 19, 2024)
The Board of Trustees (each a “Board”) of each of the registered investment companies listed in
Appendix A
hereto (each, a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.
Statement of Purpose and Functions
The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements relevant to financial reporting matters, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.
The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.
Membership
The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion.
Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule
10A-3(b)
(taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.
Unless the Board otherwise determines, at least one member of the Committee shall be determined by the Board to be an “audit committee financial expert” (as defined for purposes of Form
N-CSR).
One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

Responsibilities and Duties
The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:
1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit
services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.
2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).
3. To the extent required by applicable regulations,
pre-approve
(i) all audit and permitted
non-audit
services rendered by the independent auditors to the Fund and (ii) all non-audit
services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers)
and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
4. Review and approve the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit- related and permitted non-audit
services.
5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.
6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.
7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.
8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by the applicable rules of the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.
Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.
9. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.
10. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.
11. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (
i.e.
, a
case-by-case
review is not required) and need not discuss in advance each such release of information.
12. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.
13. Investigate or initiate the investigation of any fraud, improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.
14. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.
15. Report to the Board on a regular basis (at least annually) on the Committee’s activities.
16. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust, Articles of Incorporation and/or Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.
The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.
Scope of Responsibility
This Charter shall not be read to impose on the Committee or any member thereof any responsibility to take any action or supervise any activity of the Fund not otherwise specifically imposed by this Charter or applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally. The designation of a Committee member as an audit committee financial expert does not impose on such person any duties or responsibilities that are greater than the duties and responsibilities imposed on such person as a member of the Committee and the Board. The designation of an audit committee financial expert also does not affect the duties or responsibilities of any other member of the Committee or the Board.

Meetings
At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.
Outside Resources and Assistance from Management
The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for, or arrange for the provision of, appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.
Annual Evaluations
The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.
Adoption and Amendments
The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A
Funds Subject to this Charter
(As of November 29, 2023)
PCM FUND, INC. (PCM)
PIMCO MUNICIPAL INCOME FUND (PMF)
PIMCO MUNICIPAL INCOME II FUND (PML)
PIMCO MUNICIPAL INCOME III FUND (PMX)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND (PCQ)
PIMCO CALIFORNIA MUNICIPAL INCOME II FUND (PCK)
PIMCO CALIFORNIA MUNICIPAL INCOME III FUND (PZC)
PIMCO NEW YORK MUNICIPAL INCOME FUND (PNF)
PIMCO NEW YORK MUNICIPAL INCOME II FUND (PNI)
PIMCO NEW YORK MUNICIPAL INCOME III FUND (PYN)
PIMCO CORPORATE AND INCOME STRATEGY FUND (PCN)
PIMCO CORPORATE AND INCOME OPPORTUNITY FUND (PTY)
PIMCO HIGH INCOME FUND (PHK)
PIMCO INCOME STRATEGY FUND (PFL)
PIMCO INCOME STRATEGY II FUND (PFN)
PIMCO INCOME OPPORTUNITY FUND (PKO)
PIMCO GLOBAL STOCKSPLUS & INCOME FUND (PGP)
PIMCO STRATEGIC INCOME FUND, INC. FUND (RCS)
PIMCO DYNAMIC INCOME FUND (PDI)
PIMCO DYNAMIC INCOME OPPORTUNITIES FUND (PDO)
PIMCO DYNAMIC INCOME STRATEGY FUND (PDX)
PIMCO ACCESS INCOME FUND (PAXS)
PIMCO MUNICIPAL CREDIT INCOME FUND (PMC)

Exhibit B to Proxy Statement
Governance and Nominating Committee Charter
PIMCO Managed Accounts Trust and
PIMCO Sponsored Closed-End Funds
PIMCO Sponsored Interval Funds
The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Governance and Nominating Committee (the “Committee”) of each Board.
Statement of Purpose and Responsibility
The primary purpose and responsibility of each Committee are (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Directors/Trustees, as defined below.
Organization
1. Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.
2. One or more members of a Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

3. The Committee will have at least one regularly scheduled meeting per year to consider the compensation of Independent Trustees and other matters the Committee deems appropriate. Additional Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with each Fund’s Bylaws.
Duties and Responsibilities for Governance Matters
1.
Overview of Responsibilities
. The responsibilities of the Committee of each Fund include considering and making recommendations to the Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.
2.
Trustee Compensation
. The Committee will periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by each Fund to the Independent Trustees for their services on the Board and any committees of the Board.
3.
Board Governance Policies
. The Committee shall review the Board Governance Policies designed to enhance the independence and effectiveness of the Independent Trustees in serving the interests of the Funds and their shareholders. The Committee shall review these Policies no less than every two years and shall recommend any changes to the Board for its approval.
4. The Committee shall discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.
Trustee Nominations
1.
Qualifications for Director
/Trustee Nominees.
A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, (
e.g
., business, financial or family relationships) with the investment adviser(s) or other principal service providers, which might impair independence.
2.
Identification of Nominees
. In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub-
advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. With respect to annual nominations for the
Closed-End
Funds, absent circumstances warranting different action, the Board expects that such nominations will be made in a manner designed to maintain common Board membership with the other Funds.
3.
Consideration of Candidates Recommended By Shareholders
. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.
Appendix A
(for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds) and
Appendix B
(for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with
Appendix A
or
Appendix B
(as applicable) will not be considered by the Committee).
4.
Recommendation of Candidates to the Board
. The Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as Independent Trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference. The Committee may also consider and recommend to the Board Trustee candidates who would not qualify as Independent Trustees.
Operating Guidelines
1. The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage such legal counsel and other experts and consultants at the Fund’s expense as the Committee, in its discretion, deems necessary or appropriate to carry out its responsibilities.

2. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of a Fund, under federal and state law.

Appendix A
Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.
All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.
At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.
A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d),

(e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (“SEC”) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B
Procedures for Shareholders to Submit Nominee Candidates for
the PIMCO Sponsored Closed-End Funds
A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit C to Proxy Statement
Report of Audit Oversight Committees
of the Boards of Trustees/Directors of
PCM Fund, Inc. (PCM)
PIMCO Access Income Fund (PAXS)
PIMCO Corporate & Income Opportunity Fund (PTY)
PIMCO Corporate & Income Strategy Fund (PCN)
PIMCO Dynamic Income Fund (PDI)
PIMCO Dynamic Income Opportunities Fund (PDO)
PIMCO Dynamic Income Strategy Fund (PDX)
PIMCO Flexible Credit Income Fund (PFLEX)
PIMCO Flexible Emerging Markets Income Fund (EMFLX)
PIMCO Global StocksPLUS
®
 & Income Fund (PGP)
PIMCO High Income Fund (PHK)
PIMCO Income Strategy Fund (PFL)
PIMCO Income Strategy Fund II (PFN)
PIMCO Strategic Income Fund, Inc. (RCS)
(each, a “Fund” and, collectively, the “Funds”)
Dated August 15, 2024
The Audit Oversight Committees (collectively, the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees/Directors of each Fund (collectively, the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended June 30, 2024 were prepared in conformity with the generally accepted accounting principles.
The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended June 30, 2024. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative

C-2-1

guidance or consensus; 3) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.
With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit
services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to a Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit
services was compatible with maintaining the independence of PwC.
Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended June 30, 2024 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and, if applicable, the New York Stock Exchange and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2025.
Submitted by the Audit Oversight Committee of the Board of Trustees:
Sarah E. Cogan,
Deborah A. DeCotis,
Kathleen McCartney,
Alan Rappaport and
E. Grace Vandecruze

C-2-2

CEF_PROXY_062725

Proxy card PIMCO STRATEGIC INCOME FUND, INC. – COMMON SHARES SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy voting number found below 3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line 4. LIVE with a live operator when you call toll-free (866) 796-7180 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2025 The undersigned holder of common shares of PIMCO Strategic Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Ryan G. Leshaw, Timothy Bekkers and Sonia Bui, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660, on June 27, 2025 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 15, 2025. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND THEY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2025. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2024 for PIMCO Strategic Income Fund, Inc. are also available at pimco.com/closedendfunds. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PIMCO STRATEGIC INCOME FUND, INC. – COMMON SHARES proxy card YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • FOR WITHHOLD proposal A. Election of Directors — The Board of Directors urges you to vote FOR the election of the Nominees. 1. Nominees: (01) Libby D. Cantrill O O (02) Sarah E. Cogan O O (03) David Flattum O O 2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s). B. Non-Voting Items Change of Address – Please print new address below.    Comments – Please print your comments below. You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD
PIMCO GLOBAL STOCKSPLUS & INCOME FUND – COMMON SHARES SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE
SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A
FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using
your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to
reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-
free (866) 796-7180 Monday through Friday 9
a.m. to 10 p.m. Eastern time
CONTROL NUMBER
12345678910
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 27, 2025
The undersigned holder of common shares of PIMCO Global StocksPLUS & Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Timothy Bekkers and Sonia Bui , or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC , at 650 Newport Center Drive, Newport Beach, California 92660, on June 27, 2025 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 15, 2025. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND THEY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2025. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2024 for PIMCO Global StocksPLUS & Income Fund are also available at pimco.com/closedendfunds.
[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PIMCO GLOBAL STOCKSPLUS & INCOME FUND – COMMON SHARES
PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY)
DATE TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • FOR WITHHOLD PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees. 1.
Nominees: (01) Libby D. Cantrill O O (02) Deborah A. DeCotis O O (03) David Flattum O O (04) E. Grace Vandecruze O O 2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s). B.  Non-Voting Items Change of Address – Please print new address below.    Comments – Please print your comments below. You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD
PIMCO HIGH INCOME FUND – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A
FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
SHAREHOLDER NAME AND ADDRESS HERE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in
the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using
your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to
reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-
free (866) 796-7180 Monday through Friday 9
a.m. to 10 p.m. Eastern time
CONTROL NUMBER
12345678910
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2025
The undersigned holder of common shares of PIMCO High Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Timothy Bekkers and Sonia Bui, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660, on June 27, 2025 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 15, 2025. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND THEY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES
ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
JUNE 27, 2025. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2024 for PIMCO High Income Fund are also available at pimco.com/closedendfunds.
[PROXY ID NUMBER HERE]    [BAR CODE HERE]    [CUSIP HERE]

PROXY CARD
PIMCO HIGH INCOME FUND – COMMON SHARES
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE)
DATE
SIGNATURE (IF HELD JOINTLY)
DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR
WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees. 1. Nominees:
(01) David Flattum
O
O
(02) Kathleen A. McCartney
O
O
(03) Alan Rappaport
O
O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address – Please print new address below.
Comments – Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]

PROXY CARD
PIMCO DYNAMIC INCOME FUND – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy voting number found below 3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line 4. LIVE with a live operator when you call toll-free (866) 796-7180 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER 12345678910
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE
SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A
FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
SHAREHOLDER NAME AND ADDRESS HERE
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2025
The undersigned holder of common shares of PIMCO Dynamic Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Timothy Bekkers and Sonia Bui, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660, on June 27, 2025 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 15, 2025. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND THEY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES
ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
JUNE 27, 2025. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2024 for PIMCO Dynamic Income Fund are also available at pimco.com/closedendfunds.
[PROXY ID NUMBER HERE]    [BAR CODE HERE]    [CUSIP HERE]

PROXY CARD
PIMCO DYNAMIC INCOME FUND – COMMON SHARES
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE)
DATE
SIGNATURE (IF HELD JOINTLY)
DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR
WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:
(01)
David Flattum
O
O
(02)
Kathleen A. McCartney
O
O
(03)
Alan Rappaport
O
O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address – Please print new address below.
Comments – Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]

PROXY CARD
PIMCO INCOME STRATEGY FUND – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE
SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A
FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
SHAREHOLDER NAME AND ADDRESS HERE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in
the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using
your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to
reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-
free (866) 796-7180 Monday through Friday 9
a.m. to 10 p.m. Eastern time
CONTROL NUMBER
12345678910
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 27, 2025
The undersigned holder of common shares of PIMCO Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Timothy Bekkers and Sonia Bui, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660, on June 27, 2025 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 15, 2025. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND THEY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2025. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2024 for PIMCO Income Strategy Fund are also available at pimco.com/closedendfunds.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]

PIMCO INCOME STRATEGY FUND – COMMON SHARES
PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE)
DATE
SIGNATURE (IF HELD JOINTLY)
DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR
WITHHOLD
PROPOSAL
A.
Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1.
Nominees:
(01) Deborah A. DeCotis
O
O
(02) David Flattum
O
O
(03) Alan Rappaport
O
O
2.
To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B.
Non-Voting Items
Change of Address – Please print new address below.    Comments – Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]

Proxy card PIMCO INCOME STRATEGY FUND II – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
CONTROL NUMBER 12345678910
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A
FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
SHAREHOLDER NAME AND ADDRESS HERE
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 27, 2025
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy voting number found below 3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line 4. LIVE with a live operator when you call toll-free (866) 796-7180 Monday through Friday 9 a.m. to 10 p.m. Eastern time
The undersigned holder of common shares of PIMCO Income Strategy Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Timothy Bekkers and Sonia Bui, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660, on June 27, 2025 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 15, 2025. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND THEY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES
ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
JUNE 27, 2025. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2024 for PIMCO Income Strategy Fund II are also available at pimco.com/closedendfunds.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]

proxy card PIMCO INCOME STRATEGY FUND II – COMMON SHARES
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE)
DATE
SIGNATURE (IF HELD JOINTLY)
DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR
WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees. 1. Nominees:
(01) Sarah E. Cogan
O
O
(02) Deborah A. DeCotis
O
O
(03) David Flattum
O
O
(04) Alan Rappaport
O
O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address – Please print new address below.
Comments – Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]

Proxy card PIMCO DYNAMIC INCOME STRATEGY FUND –
COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy voting number found below 3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line 4. LIVE with a live operator when you call toll-free (866) 796-7180 Monday through Friday 9 a.m. to 10 p.m. Eastern time control number 12345678910
1. MAIL your signed and voted proxy back in the postage paid envelope provided
4. LIVE with a live operator when you call toll-free (866) 796-7180 Monday through Friday 9 a.m. to 10 p.m. Eastern time
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 27, 2025
The undersigned holder of common shares of PIMCO Dynamic Income Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Timothy Bekkers and Sonia Bui, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660, on June 27, 2025 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement dated May 15, 2025. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND THEY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2025. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended June 30, 2024 for PIMCO Dynamic Income Strategy Fund are also available at pimco.com/closedendfunds. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Proxy card PIMCO DYNAMIC INCOME STRATEGY FUND –
COMMON SHARES
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)  DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR
WITHHOLD
Proposal A.
Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1.
Nominees:
(01) Deborah A. DeCotis
O
O
(02) David Flattum
O
O
(03) Alan Rappaport
O
O
(04) E. Grace Vandecruze
O
O
2.
To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B.
Non-Voting Items
Change of Address – Please print new address below.    Comments – Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PIMCO STRATEGIC INCOME FD, INC-COMMON THIS IS A VOTING INSTRUCTION FORM. BROADRIDGE FINANCIAL SOLUTIONS, INC. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 ,* BROADRIDGE Make your vote count. financial solutions, inc.*** TESTnPRINT m m Vote must be received by 06/26/2025 to be counted. 51 mercedes way edgewood, ny I I 11717 —|0123 4567 8192 12391 Visit Call Return this form Attend and www.ProxyVote.com 1-800-454-8683 in the enclosed vote at the    postage-paid meeting. iEipLEi envelope. Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ^-^w. oucrn IU view mmencu* cut. vuie v.d ^iidriHiiuiie. 7— ,. . , “ “ : “ “ “ Voting on www.ProxyVote.com is easy and fast! As the record holder for your snares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J PIMCO STRATEGIC INCOME FD, INC-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold £ 1.1 Election of Director: Libby D. Cantrill Q Q 1.2 Election of Director: Sarah E. Cogan Q Q 1.3 Election of Director: David Flattum Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. CNJ 00 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

THIS IS A VOTING INSTRUCTION FORM. BROADRIDGE FINANCIAL SOLUTIONS, INC. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 ,* Make your vote count important notice regarding delivery o* BRO!DRISGEy h0lder documents (hh) Vote must be received by 06/26/2025 to be counted. financial solutions, inc. m attention: M I I test print —M0123 4567 8192 12391 51 mercedes way ^HS 1 1 edge wood, ny SEE Visit Call Return this form Attend andwww.ProxyVote.com 1-800-454-8683 in the enclosed vote at the    postage-paid meeting. iEip^LEi envelope. ( ^ S—^Sf^ Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ^-^w. oucrn IU view mmencu* cut. vuie vid ^iidriHiiuiie. ,. , “ “ : “ “ “ Voting on www.ProxyVote.com is easy and fast! As the record holder for your snares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J page 1 of 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO STRATEGIC INCOME FD, INC-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold £ 1.1 Election of Director: Libby D. Cantrill Q Q Election of Director: Sarah E. Cogan Q Q Election of Director: David Flattum Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. CNJ “vT 00 O a> => rN o o <£>’ Yes No

IMPORTANT NOTICE REGARDING DELIVERY o OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE w M FINANCIAL SOLUTIONS, INC. M ATTENTION: M TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHST IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). i The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1 -866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

PIMCO GLOBAL STOCKSPLUS&INCOME FD-COMM THIS IS A VOTING INSTRUCTION FORM. BROADRIDGE FINANCIAL SOLUTIONS, INC. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 ,* Make your vote count BROADRIDGE* w Vote must be received by 06/26/2025 to be counted. financial solutions, inc. attention: I I TEST PRINT Kpejyt —M0123 4567 8202 12391 51 mercedes way edge wood, ny sfiKi; www.ProxyVote.com 1-800-454-8683 in the enclosed vote at the    postage-paid meeting, envelope. ( ^ !=l3-?flfeS Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ooan IU view mc^uci* cut. vuie v.d »mmi|fNuiie. ,, ., , — ; — ——Voting on www.ProxyVote.com is easy and fast! As the record holder for your shares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO GLOBAL STOCKSPLUS&INCOME FD-COMM Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2, 1.3 and 1.4 For Withhold £ 1.1 Election of Trustee: Libby D. Cantrill Q Q Election of Trustee: Deborah A. DeCotis Q Q Election of Trustee: David Flattum Q Q Election of Trustee: E. Grace Vandecruze Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. 00 “vT 00 O PIMCO GLOBAL STOCKSPLUS&INCOME FD-COMM THIS IS A VOTING INSTRUCTION FORM. BROADRIDGE FINANCIAL SOLUTIONS, INC. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717

Make your vote count important notice regarding delivery o* bro!driSgey h0lder documents (hh) u. * Vote must be received by 06/26/2025 to be counted. financial solutions, inc. m attention: M I I 0123 4567 8202 1239 51 mercedes way ?ifiS™1 1 edge wood, ny jfifM m ? Bi * Visit Call Return this form Attend and 1-800-454-8683 postage-paid meeting, ( ^ !=l3:?flfeS Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ooan iu view mc^uci* cut. vuie vid Miimiiiiiuiie. 7— ,. , “ “ : “ “ “ Voting on www.ProxyVote.com is easy and fast! As the record holder for your shares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J page 1 of 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO GLOBAL STOCKSPLUS&INCOME FD-COMM Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2, 1.3 and 1.4 For Withhold £ 1.1 Election of Trustee: Libby D. Cantrill Q Q Election of Trustee: Deborah A. DeCotis Q Q Election of Trustee: David Flattum Q Q Election of Trustee: E. Grace Vandecruze Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. 00 “vT 00 O a> => rN o o £ Yes No 890291-006 l3|V1ay25 19:29 [ 0123 4567 8202 Im.III.mIImI.II I Paqe 5 06/27/25^ 123,456,789,012.00000 IMPORTANT NOTICE REGARDING DELIVERY o OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE* * FINANCIAL SOLUTIONS, INC. M ATTENTION: M TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 [GRAPHIC APPEARS HERE]

PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTD5 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). </) I— i The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1 -866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

PIMCO HIGH INCOME FUND-COMMON THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 ,* Make your vote count broadridge ^ * Vote must be received by 06/26/2025 to be counted. financial solutions, inc. attention: I I test print RJSjyt —M0123 4567 8312 12391 51 mercedes way 1 1 edgewood, ny fijfig m ? Bi * Visit Call Return this form Attend and www.ProxyVote.com 1-800-454-8683 in the enclosed vote at the postage-paid meeting. i^j^BiS envelope. ‘ VOTING INSTRUCTIONS 1 EK^w Scan to view materials and vote via smartphone. ,, ., , — ; — ——Voting on www.ProxyVote.com is easy and fast! As the record holder for your shares, we will vote your shares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO HIGH INCOME FUND-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold ^ 1.1 Election of Trustee: David Flattum Q Q Election of Trustee: Kathleen A. McCartney Q Q Election of Trustee: Alan Rappaport Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. oo o a> => I |VIF_2]START I LD oo Tt: ? ??? ?? ? ?? ?? ?? ? ?_? i_._i_._i_. ??????? PIMCO HIGH INCOME FUND-COMMON THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 Make your vote count important notice regarding delivery o* bro!driSgey h0lder documents (hh) “ os Vote must be received by 06/26/2025 to be counted. financial solutions, inc. m attention: M I I

0123 4567 8312 1239 51 mercedes way ^3£* 1 1 edgewood, ny SEEfe m ? Bi * Visit Call Return this form Attend and 1-800-454-8683 postage-paid meeting. i^j^BiS envelope. ‘ VOTING INSTRUCTIONS 1 EK^w Scan to view materials and vote via smartphone. ,, ., , — ; — ——Voting on www.ProxyVote.com is easy and fast! As the record holder for your shares, we will vote your shares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J X page 1 of 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO HIGH INCOME FUND-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold ^ 1.1 Election of Trustee: David Flattum Q Q Election of Trustee: Kathleen A. McCartney Q Q Election of Trustee: Alan Rappaport Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. oo o a> => rN o o oo’ Yes No j”HOUSEHOLDING ELECTION—Please indicate if you consent to receive Q Q oo certain future investor communications in a si ngle package per household. i iii ii i ii ii ii i bhw,^I7I’^

IMPORTANT NOTICE REGARDING DELIVERY o OF SECURITY HOLDER DOCUMENTS (HH) BROADRIDGE* °” FINANCIAL SOLUTIONS, INC. M ATTENTION: M TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTD5 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). </) I— i The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1 -866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 ,* Make your vote count broadridge*” ^ Vote must be received by 06/26/2025 to be counted. financial solutions, inc. attention: I I test print KEPS —M0123 4567 8422 12391 51 mercedes way 1 1 edgewood, ny jfigfe

m ? Bi * Visit Call Return this form Attend and www.ProxyVote.com 1-800-454-8683 in the enclosed vote at the postage-paid meeting. liiSTjLsj envelope. mm ( ^ !Il8t?flfcID Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ooan iu view mc^uci* cut. vuie v.d Miimiiiiiuiie. 7— ,. , “ “ : “ “ “ Voting on www.ProxyVote.com is easy and fast! As the record holder for your snares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. v J X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO DYNAMIC INCOME FUND-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold ^ 1.1 Election of Trustee: David Flattum Q Q Election of Trustee: Kathleen A. McCartney Q Q Election of Trustee: Alan Rappaport Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. LO 00 O a> => rN o o C£ *~\ CTl LD [GRAPHIC APPEARS HERE] THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 Make your vote count — important notice regarding delivery o* bro!driSgey h0lder documents (hh) P “Vote must be received by 06/26/2025 to be counted. financial solutions, inc. m attention: M I I 0123 4567 8422 1239 51 mercedes way ^53” 1 1 edgewood, ny 3S?fe m ? q • Visit Call Return this form Attend and 1-800-454-8683 postage-paid meeting. liiSTjlSj envelope. mm ( ^ [=!l3t?SaSn Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ooan iu view mc^uci* cut. vuie vid “mmi|fNuiie. ,, ., , — ; — ——Voting on www.ProxyVote.com is easy and fast! As the record holder for your snares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. v J X page 1 of 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO DYNAMIC INCOME FUND-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold ^ 1.1 Election of Trustee: David Flattum Q Q Election of Trustee: Kathleen A. McCartney Q Q Election of Trustee: Alan Rappaport Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. LO 00 O a> => rN o o a* Yes No j”HOUSEHOLDING ELECTION—Please indicate if you consent to receive Q Q [GRAPHIC APPEARS HERE] IMPORTANT NOTICE REGARDING DELIVERY o OF SECURITY HOLDER DOCUMENTS (HH) m BROADRIDGE M * FINANCIAL SOLUTIONS, INC. M ATTENTION: M TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTD! IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). </) I— i The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1 -866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 ,* Make your vote count — broadridge “ * Vote must be received by 06/26/2025 to be counted. financial solutions, inc. attention: I I test print HEtft —M0123 4567 8532 12391 51 mercedes way ^EK 1 1 edge wood, ny SffiflE m ? Bi * Visit Call Return this form Attend and www.ProxyVote.com 1-800-454-8683 in the enclosed vote at the postage-paid meeting. iEi^jFr-LEi envelope. ( ^ !Urr?flfeS Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ooan iu view mc^uci* cut. vuie v.d “mmi|fNuiie. ,, ., , — ; — ——Voting on www.ProxyVote.com is easy and fast! As the record holder for your snares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO INCOME STRATEGY FUND-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2, 1.3 and 1.4 For Withhold £ 1.1 Election of Trustee: Libby D. Cantrill Q Q Election of Trustee: Deborah A. DeCotis Q Q Election of Trustee: David Flattum Q Q Election of Trustee: E. Grace Vandecruze Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. CD “vT 00 O a> => rN o [GRAPHIC APPEARS HERE]

THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 Make your vote count — important notice regarding delivery o* bro!driSgey h0lder documents (hh) S 5 Vote must be received by 06/26/2025 to be counted. financial solutions, inc. m attention: M I I 0123 4567 8532 1239 51 mercedes way*S2ff 1 1 edge wood, ny m ? h • Visit Call Return this form Attend and 1-800-454-8683 postage-paid meeting. iEi^jFr-LEi envelope. ( ^ !Urr?flfeS Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ooan iu view mc^uci* cut. vuie vid Miimiiiiiuiie. 7— ,. . , “ “ : “ “ “ Voting on www.ProxyVote.com is easy and fast! As the record holder for your snares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J X page 1 of 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO INCOME STRATEGY FUND-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold £ 1.1 Election of Director: Libby D. Cantrill Q Q Election of Director: Sarah E. Cogan Q Q Election of Director: David Flattum Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. CD “vT 00 O a> => rN o o vo’ Yes No a> HOUSEHOLDING ELECTION—Please indicate if vou consent to receive R R

IMPORTANT NOTICE REGARDING DELIVERY o OF SECURITY HOLDER DOCUMENTS (HH) mm BROADRIDGE w ° FINANCIAL SOLUTIONS, INC. M ATTENTION: M TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTD5 IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). </) I— i The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1 -866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 ,* Make your vote count broadridge* ^ Vote must be received by 06/26/2025 to be counted. financial solutions, inc. attention: I I test print HEl* —M0123 4567 8642 12391 51 mercedes way ^ffc 1 1 edgewood, ny SSffc m ? Bi * Visit Call Return this form Attend and www.ProxyVote.com 1-800-454-8683 in the enclosed vote at the postage-paid meeting. liytSfjli envelope. ( ^ Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS wiimiimuiie. ,, ., , — ; — ——Voting on www.ProxyVote.com is easy and fast! As the record holder for your shares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO INCOME STRATEGY FUND II-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold £ 1.1 Election of Director: Libby D. Cantrill Q Q Election of Director: Sarah E. Cogan Q Q Election of Director: David Flattum Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. r-~ 00 o a> =>

THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 Make your vote count important notice regarding delivery o* bro!driSgey h0lder documents (hh) 5 K Vote must be received by 06/26/2025 to be counted. financial solutions, inc. m attention: M I I 0123 4567 8642 1239 51 mercedes way 1 1 edgewood, ny iEiS m ? is • Visit Call Return this form Attend and 1-800-454-8683 postage-paid meeting. liytSfjli envelope. ( ^ Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS wiimiimuiie. ,, ., , — ; — ——Voting on www.ProxyVote.com is easy and fast! As the record holder for your shares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vole any unmarked items based on the board’s recommendations. v J X page 1 of 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO INCOME STRATEGY FUND II-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold ^ 1.1 Election of Trustee: David Flattum Q Q Election of Trustee: Kathleen A. McCartney Q Q Election of Trustee: Alan Rappaport Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. r-~ 00 o a> => rN o o oo’ Yes No j”HOUSEHOLDING ELECTION—Please indicate if you consent to receive Q Q oo certain future investor communications in a si nqle package per household. I III II I II II II I HKttK1Ki7Ci’£

IMPORTANT NOTICE REGARDING DELIVERY o OF SECURITY HOLDER DOCUMENTS (HH) mm BROADRIDGE* M FINANCIAL SOLUTIONS, INC. M ATTENTION: M TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTC IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). </) I— i The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1 -866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 ,* Make your vote count broadridge* “ Vote must be received by 06/26/2025 to be counted. financial solutions, inc. attention: I I test print HSiat —M0123 4567 8752 12391 51 mercedes way -lOTT 1 1 edge wood, ny SffBE

m ? Bi * Visit Call Return this form Attend and www.ProxyVote.com 1-800-454-8683 in the enclosed vote at the postage-paid meeting. liSSTjlSj envelope. ( ^ iU^fflfeS Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ooan iu view mc^uci* cut. vuie v.d “mmi|fNuiie. ,, ., , — ; — ——Voting on www.ProxyVote.com is easy and fast! As the record holder for your snares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \* If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. v J X THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO DYNAMIC INC STRATEGY FUND-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold ^ 1.1 Election of Trustee: David Flattum Q Q Election of Trustee: Kathleen A. McCartney Q Q Election of Trustee: Alan Rappaport Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. 00 “vT 00 o a> => [GRAPHIC APPEARS HERE]

THIS IS A VOTING INSTRUCTION FORM. broadridge financial solutions, inc. You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE CORPORATE ISSUER SOLUTIONS upcoming Annual Meeting to be held on 06/27/25 at 08:00 A.M. PDT PO BOX 1342T., SUITE 1300 \ ) BRENTWOOD, NY 11717 Make your vote count important notice regarding delivery o* bro!driSgey h0lder documents (hh) S S Vote must be received by 06/26/2025 to be counted. financial solutions, inc. m attention: M I I 0123 4567 8752 1239 51 mercedes way ^¥E*- 1 1 edge wood, ny EJJmS m ? Bi * Visit Call Return this form Attend and 1-800-454-8683 postage-paid meeting. liSSTjlSj envelope. ( ^ IH^EfflfeE Scan to view materials and vote via smartphone. VOTING INSTRUCTIONS ooan iu view mc^uci* cut. vuie vid Miimiiiiiuiie. 7— ,. , “ “ : “ “ “ Voting on www.ProxyVote.com is easy and fast! As the record holder for your snares, we will vote your snares based on your J J instructions. Go to www.ProxyVote.com, enter the control number above and vote! Pfease provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we wili not vote your shares. \ > If you sign and return this form, we will vote any unmarked items based on the board’s recommendations. v J X page 1 of 2 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PIMCO DYNAMIC INC STRATEGY FUND-COMMON Please check this box if you plan to attend the Meeting and Q I vote your shares in person. I The Board recommends you vote FOR the following director nominee(s) : 1 .1, 1.2 and 1.3 For Withhold ^ 1.1 Election of Trustee: David Flattum Q Q Election of Trustee: Kathleen A. McCartney Q Q Election of Trustee: Alan Rappaport Q Q *NOTE* Such other business as may properly come before the meeting or any adjournment thereof. 00 “vT 00 o a> => rN o o a* Yes No

IMPORTANT NOTICE REGARDING DELIVERY o OF SECURITY HOLDER DOCUMENTS (HH) mm BROADRIDGE M * FINANCIAL SOLUTIONS, INC. M ATTENTION: M TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 PAGE 2 OF 2 PLEASE RETAIN FOR YOUR RECORDS HHSTD! IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as “Householding”. Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions: The issuer agrees to have its documents Househeld. You agree to or do not object to the Householding of your materials. You have the same last name and exact address as another shareholder(s). </) I— i The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking “Yes” in the block provided, you will consent to participate in Householding. By marking “No”, you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1 -866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.